---------------------------------------------------

DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
  Asset Management Inc. and Morgan Stanley   VICE PRESIDENT
  Asset Management Limited; Managing         Harold J. Schaaff,
  Director, Morgan Stanley & Co.             Jr.
  Incorporated; Director, Morgan Stanley     VICE PRESIDENT
  Group Inc.                                 Joseph P. Stadler
Frederick B. Whittemore                      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                   Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.    SECRETARY
  Incorporated                               Karl O. Hartmann
Warren J. Olsen                              ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                       James R. Rooney
  Principal, Morgan Stanley Asset            TREASURER
  Management Inc. and Morgan Stanley & Co.   Joanna M. Haigney
  Incorporated                               ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securites for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 11.56% for the Class A shares and 10.63% for the Class B shares as compared to a total return of 4.39% for the Morgan Stanley Capital International
(MSCI) EAFE Index. The average annual total return for the twelve month and five year periods ended September 30, 1996 and for the period from inception on August 4, 1989 through September 30, 1996 were 13.38%, 14.69% and 11.31%, respectively, for the Class A shares as compared to 8.61%, 8.17% and 3.79%, respectively, for the Index.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                                                 AVERAGE
                                                    AVERAGE      ANNUAL
                                                    ANNUAL        SINCE
                             YTD      ONE YEAR    FIVE YEARS    INCEPTION
                          ---------  -----------  -----------  -----------
PORTFOLIO--CLASS A......      11.56%      13.38%       14.69%       11.31%
PORTFOLIO--CLASS B(3)...      10.63         N/A          N/A          N/A
INDEX...................       4.39        8.61         8.17         3.79

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends reinvested net of withholding taxes).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

Though stock market returns outside of the United States have continued to lag the American market, quality cyclicals, franchise stocks and growth stocks have performed very strongly as have financials, capable of achieving high returns on equity. In other words, though aggregate market indices have been held back by the significant percentage of foreign companies uninterested or incapable of achieving strong returns for shareholders, stocks of genuine quality have enjoyed broad and sustained strength. This is even the case in Japan where aggregate market weakness has concealed strong performances year-to-date from those companies enjoying renewed international price competitiveness from the weak yen and those companies well positioned for moderate recoveries in personal consumption, housing and private capital expenditure.

When the price performance of high quality and low quality stocks diverge as sharply as they have in recent quarters, the value investor is left with the uneasy conundrum that the profit taking which comes so naturally in such conditions will lead to an inevitable decline in the quality of the investment portfolio. To put these comments in the context of your Portfolio a stock such as Ciba Geigy in Switzerland with its pharmaceuticals and specialist chemicals has become a growth stock since its merger with Sandoz. It lacks real value at current levels, but new value investment ideas have come from the European airline sector and U.K. utilities, depressed by low yields and regulatory uncertainties respectively. To switch into either of these sectors from Ciba Geigy is to move not only from growth to value but also from quality to low quality. The motive, of course, is relative valuation.

GERMANY

The Morgan Stanley Capital International Germany Index increased by 3.25% in U.S. dollar terms and by 3.46% in local currency terms during the third quarter of the year. As these numbers illustrate, it was a period of relative currency stability following a period of Deutschmark weakness against the U.S. dollar, in the first half of the year. Sectors in the equity markets that performed well during this period, included the chemical stocks, continuing their strong run from the first half, and also retail banks. Industries that underperformed included healthcare, general retail and the electrical utilities, the latter following a period of sustained outperformance.

The most recent GDP figures from the second quarter show that the economy has bounced back more quickly than most economists had expected. The revival has been led by the export sector, however, consumer demand was surprisingly strong. The construction sector has shown a particularly good recovery following a slump during the cold winter. During the second three months of the year there was also evidence of substantial destocking, this should improve production in the second half. Germany continues to offer good investment opportunities helped by corporate restructuring, leading to the realization of some shareholder value.

FRANCE

During the third quarter of 1996, the Morgan Stanley Capital International France Index increased by 0.45% in U.S. dollar terms and 0.71% in French franc terms. The French market was particularly weak in July and August, however, it recovered strongly in September, up 7.7% in local currency terms. The top performing sector during this period was property, following an extended period of weakness; other industries showing strong relative returns were the brewers and household goods. On the negative side leisure and hotels were weak, down nearly 10% relative to the market, while construction continued to underperform.

Unlike Germany, there have been few signs of an economic pick up in France. During the second quarter, GDP fell by 0.4% with final demand weak and stockbuilding added 0.6% to the total. The French authorities must hope that the pick up in Germany will help stimulate exports from France. The government has to cut the deficit by more than 1% of GDP next year to meet the Maastricht criteria target of 3%. The 1997 budget has shown that the authorities are trying to meet the criteria, particularly by freezing expenditures at 1996 levels, a cut of 4% in real terms. Although there are some cheap investment opportunities in France, this is not a good environment for the equity investor.

SWITZERLAND

The Morgan Stanley Capital International Switzerland Index fell by 0.24% in U.S. dollar terms and by 0.09% in Swiss franc terms in the third quarter of the year. Year-to-date, the Swiss market is up only 3.70% in U.S. dollar terms following a strong return in 1995. During the last quarter, electrical utilities and insurance were the two top performing sectors in the equity market, while the pharmaceutical stocks also showed positive returns relative to the index. The poorer performers were hotels, food, retail and transportation.

The most recent growth figures from the second quarter, show that real GDP declined by 0.5% compared to the same quarter last year. Particularly weak was construction investment, up only 0.8% quarter-on-quarter in the second quarter, despite the improved weather. Despite this bleak picture, there was some positive signs with a pick up in private consumption reflecting an increase in household disposable income. Also, investment in machinery and equipment has continued to rise strongly. The weaker than expected growth has encouraged the Swiss National Bank to take some action to weaken the Swiss franc. Since mid-July, the Central Bank has been regularly intervening in the money market to push short rates below 2.0%. This should help Swiss industry and the equity market in the coming months.

NETHERLANDS

In the third quarter of 1996, the Morgan Stanley Capital International Netherlands Index increased by 2.61% in U.S. dollar terms and by 2.85% in local currency terms. The local market is now up more than 22% for the year-to-date, one of Europe's top performers. The top performing sectors this quarter included media and food producers, while electronics also showed good returns helped by Philips, up over 10% in September. The poorer performers included healthcare and alcoholic beverages, the latter primarily due to a 15% fall for Heineken in September, following an extended period of outperformance.

The Dutch economy continues to be one of the most healthy in Europe. Following a brief slowdown in the winter, the environment is again improving. GDP rose by an annualized rate of over 5% in the second quarter and economists believe that it will be one of the fastest growing markets in the second half of the year. Export growth has been helped by the pick up in the other European countries but it is domestic growth and particularly private consumption that is driving growth. Consumer confidence continues to rise and the unemployment rate has declined from over 7% at the start of the year to around 6.5% at mid-year. Inflation has moved up slightly in the first half of the year but is now stable at about 2%. The environment for equity investment is positive in Holland and it remains a market in which we are overweight.

ITALY

The Morgan Stanley Capital International Italian Index fell by 2.27% in U.S. dollar terms and by 2.96% in Italian lira terms during the third quarter of the year. Italy continues to be one of the poorest performing markets in Europe and year-to-date is up only 5.8%. The top performing sectors included food stocks and banks. The financial sector is showing some improvement after a difficult year. The poorer performers included building material and retail stocks.

Following a period of strong growth helped by the weak lira, the Italian market is heading into the doldrums with little sign of significant improvement on the horizon. Following the strengthening of the lira there has been a weakness in foreign demand while there appears to be little domestic pick up. Household consumption continues to be hampered by weak unemployment, slow growth in disposable income and tight monetary policy. Consumer confidence has dropped sharply during the summer and this is reflected in a fall in car sales of 7.8% year-on-year in August. Following GDP growth of 3% in 1995, it now appears that growth in Italy this year could come in at under 1%. Despite this difficult environment, the Italian market is now beginning to reveal some potentially interesting investment opportunities.

SPAIN

During the third quarter of 1996, the Morgan Stanley Capital International Spain Index declined by 0.12% in U.S. dollar terms but increased by 0.02% in local currency terms. Despite this poor performance over three months, the market did really well in September with a return of over 5% in local currency terms. The top performing sectors included retail and transport while healthcare also showed strong relative gains, very much against the trends in other markets. The underperformers included Gas distribution and insurance while tobacco stocks were hurt by increases in local taxation and the negative outcome for the sector of court cases in the U.S.

The Spanish economy has seen little pick up in exports, however, better returns from the domestic sector means that Spain should show better growth than the EU average this year. An improving unemployment picture and lower interest rates should mean gradually improving unemployment in the second half of the year. The picture for inflation continues to improve, helped by the recent cut in gasoline prices. The government's target of 3.4% is now well within reach and with the economy still sluggish there should be room for further interest rate cuts. We continue to see value opportunities and remain overweight in this market.

UNITED KINGDOM

In the third quarter of 1996, the Morgan Stanley Capital International U.K. Index rose by 8.37% in U.S. dollar terms and by 7.7% in local terms.

The principal feature of quarterly economic data was the very rapid acceleration in consumer spending over the summer months, with retail sales volume increasing at an annualised rate of 6.2% in the three months to August 1996--by far the fastest rate of growth since late 1988. Inflation figures for the quarter gave few causes for concern, up 2.8% year-on-year in August 1996, helped by sterling strength and a sharp decline in producer output price inflation. Manufacturing output remained subdued, down 0.8% year-on-year in August 1996. The greatest threat to the U.K.'s relatively benign backdrop is if the economy picks up too rapidly, for which resurgent consumer expenditure may be a portent.

The sharp move upwards in the U.K. market was fueled by improved perceptions of the interest rate environment from, on balance, gloom at the start of the quarter, to hopes for stability by the end of the quarter, following better than expected economic data from the U.S. Interest rates remained unchanged in the quarter at 5.75%.

Performance  was  concentrated  on  large  capitalization  stocks,  with   small
capitalization stocks as a group under performing.

Banks were the top performing sector, accounting for a third of the rise in the total market. Other interest rate sensitives, property and life insurance, were good performers. Pharmaceuticals were the second strongest performing sector, perceived as safe growth havens, but also buoyed by bid speculation for Zeneca. Oil was the third strongest performing sector, after renewed Gulf tension in September. Tobacco was the worst performing sector in the quarter, following renewed U.S. litigation fears. Electrical utilities followed closely behind, after a worse than anticipated review of the National Grid, again raising perceived regulatory risk. A noticeable trend was the sell-off of consumer related stocks, particularly breweries/pubs, leisure and hotels and, to a lesser extent, General Retailers, on the reasoning that after such strong consumer sales figures, life could hardly get much better. The proceeds in part went into the engineering sector, on recovery hopes from its current doldrums.

The U.K. market has been driven to new highs, discounting much good news. Value remains very scarce in this environment.

JAPAN

During the third quarter the Morgan Stanley Capital International Japan Index declined 4.13% in yen terms and 5.59% in U.S. dollar terms.

The fall in the market after a lackluster preceding quarter was surprising, in that it was accompanied by sustained strength in the local bond market, as weak industrial production figures convinced local institutions that the growth figure for the preceding quarter was an anomaly. With the Bank of Japan making it clear that its loose monetary policy will remain in place for as long as the economy remains constrained by a weak real estate market, it is surprising that there has not been a meaningful shift of individual assets into equities and out of cash, which is yielding next to nothing. The only explanation of this reluctance is a lack of confidence which can be partly ascribed to the scars left by the Japanese individual's experience with equities in the "bubble era." However, perhaps the Japanese individual also has a less than optimistic view of Japan's future now that its export led growth is in secular decline. Whatever the reason for its absence, a return of confidence is a necessity for the health of the Japanese stock market, as foreigners are already fully weighted and local institutions are likely to remain net sellers due to the life insurance industry's long term mismatch between its assets and liabilities.

Despite the renewed weakness of the yen, the export blue chips had a poor quarter with less than a handful making new highs, while the integrated electronics companies were hit by the savage downturn in the market for memory chips. Other economy sensitive issues, such as the steel and paper stocks, also exhibited weakness with only pharmaceuticals showing pronounced strength.

We believe the Japanese economy will achieve moderate growth in the quarters ahead, driven by personal consumption, private capital expenditure and strong housing starts. Net exports and government expenditure will continue to be net negatives for the economy, with tax hikes next year a further depressant some way out. All in all the Japanese economy does not present too bad a picture. The problem for the stock market is the secular pressure on profits as Japan's protected domestic economy confronts the grim realities of globalization. Those companies in the export and consumption sectors which can turn globalization to their advantage, are highly priced and overowned by foreigners.

Therefore, we stay with the view that sustained upside for the Japanese stock market requires the wholesale return of individual investor confidence. Such an eventuality would lead to a change of leadership by sectors of little fundamental merit to the value investor. Therefore, despite its poor performance it is difficult to justify an increase in Japanese weightings at present.

HONG KONG

During the third quarter, the Morgan Stanley Capital International Hong Kong Index appreciated 5.19% in Hong Kong dollars and 5.30% in U.S. dollar terms.

With China's inflationary problems now under control, liquidity conditions in the mainland will provide an important prerequisite for the Hong Kong stock market to challenge its 1992 highs. Other factors working in favor of this market, include an improved political climate, a buoyant property market and reasonable growth in exports. Declining inflation is a mixed blessing in that it does something to arrest Hong Kong's eroding competitiveness but it will also blunten the rise in residential property prices, an important element in Hong Kong's low quality corporate profits' structure.

While Hong Kong appears a reasonably rated market by Asian standards, it has actually undergone a significant rerating towards the top end of its own historic range. At the same time, reported profits growth has been disappointing both in its extent and in its quality. Local accounting practices allow exceptional profits, such as asset sales, to be recorded as ordinary profit. We believe that there is sufficient vigor in the Hong Kong economy for reasonable profits growth to be achieved through 1997, but the artificially high starting point of reported earnings will restrain this growth. Given the secular problems facing the whole of the utility sector, the eventual contraction in banking margins and the low quality of property developers' earnings, we believe the market to be fully valued. Strength in transaction prices in investment property during the quarter, reinforced our confidence in this sector of the market.

AUSTRALIA

During the third quarter, the Morgan Stanley Capital International Australia Index rose 0.97% in Australian dollars and 1.51% in U.S. dollars.

It was a quarter of mixed fortunes for the Australian stock market with the banking sector to the fore as it took heart from strength in bonds and the possibility of takeover activity subsequent to the publication of the Wallace Commission report. Industrials presented a mixed picture with the transport sector strong but building materials and consumer stocks were held back by sluggish personal consumption. Meanwhile, resources stocks weakened in line with metals prices.

We believe the Australian stock market to be fairly valued at current levels, with a lot of good news already factored into the local bond market. The management of industrial companies are reporting meaningful wage pressures and therefore it would seem that any recovery in consumption will be accompanied by rising inflation and weaker bonds.

Dominic Caldecott
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
COMMON STOCKS (88.2%)
  AUSTRALIA (4.6%)
      2,969,700    Australia & New Zealand Banking
                    Group Ltd.                          $  16,995
      2,311,300    Brambles Industries Ltd.                37,505
      5,000,000    Coles Myer Ltd.                         18,166
      7,000,000    CSR Ltd.                                24,546
                                                        ---------
                                                           97,212
                                                        ---------
  BELGIUM (0.7%)
         37,883    Arbed S.A.                               4,424
        243,350    G.I.B. Holdings Ltd.                    10,096
          2,156    G.I.B. Holdings Ltd. VVPR (New)             88
                                                        ---------
                                                           14,608
                                                        ---------
  DENMARK (2.3%)
        190,000    Den Danske Bank                         13,840
        111,250    Novo-Nordisk A/S, Class B               17,328
        352,500    Unidanmark A/S, Class A
                    (Registered)                           16,838
                                                        ---------
                                                           48,006
                                                        ---------
  FINLAND (1.0%)
        350,000    Huhtamaki Oy, Series 1                  13,174
        168,467    Merita Ltd., Class A                       368
        193,000    Nokia AB Oy, Series A                    8,612
                                                        ---------
                                                           22,154
                                                        ---------
  FRANCE (10.2%)
        204,640    Assurances Generales de France           5,730
        581,295    Banque Nationale de Paris               22,018
         15,510    Bongrain S.A.                            7,064
        174,827    Cie de Saint Gobain                     23,698
        153,050    Credit Lyonnaise CDI                     3,971
        350,000    Elf Aquitaine S.A.                      27,375
        150,000    Groupe Danone                           21,902
        400,000    Lafarge Coppee S.A.                     23,586
        175,000    PSA Peugeot Citroen S.A.                19,283
        355,700    Thomson CSF                             10,539
        255,000    Total S.A., Class B                     20,073
        446,392    Usinor Sacilor                           6,890
        387,480    Valeo S.A.                              21,377
                                                        ---------
                                                          213,506
                                                        ---------
  GERMANY (7.1%)
        750,000    BASF AG                                 23,386
      1,050,000    Bayer AG                                38,326
         50,000    Commerzbank AG                          11,365

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
        287,500    Hoechst AG                           $  10,475
         90,500    Karstadt AG                             31,124
         30,135    Mannesmann AG                           11,288
         24,900    Varta AG                                 4,641
        245,700    Veba AG                                 12,863
         15,000    Volkswagen AG                            5,581
                                                        ---------
                                                          149,049
                                                        ---------
  HONG KONG (2.9%)
         90,600    China Light & Power Co., Ltd.              422
      9,641,685    Hong Kong Land Holdings Ltd.            22,465
     12,000,000    Jardine Strategic Holdings, Inc.        38,160
                                                        ---------
                                                           61,047
                                                        ---------
  ITALY (2.9%)
     14,000,000    Olivetti S.p.A.                          5,130
      2,560,500    Olivetti Di Risp (NCS)                     967
     11,000,000    Stet Di Risp (NCS)                      29,762
      5,300,000    Telecom Italia S.p.A.                   11,782
      6,800,000    Telecom Italia S.p.A. Di Risp
                    (NCS)                                  12,526
                                                        ---------
                                                           60,167
                                                        ---------
  JAPAN (20.6%)
      1,050,000    Aisin Seiki Co., Ltd.                   15,901
      1,000,000    Canon, Inc.                             19,625
        123,000    Chudenko Corp.                           4,078
      1,500,000    Daibiru Corp.                           19,221
      2,000,000    Daicel Chemical Industry Ltd.           10,574
        900,000    Daikin Industries Ltd.                   8,791
      1,037,000    Dainippon Ink & Chemical, Inc.           4,488
          4,000    East Japan Railway Co.                  19,284
      2,298,000    Fuji Photo Film Ltd.                    69,808
      2,700,000    Hitachi Ltd.                            26,130
      2,250,000    Kao Corp.                               28,026
        650,000    Kirin Brewery Co., Ltd.                  7,223
      1,456,000    Matsushita Electric Industries
                    Ltd.                                   24,398
         81,000    Murata Manufacturing Co., Ltd.           2,889
      3,427,000    Nichido Fire & Marine Insurance
                    Co., Ltd.                              24,015
          2,711    Nippon Telegraph & Telephone Corp.      19,921
        221,000    Ryosan Co.                               5,426
        350,000    Sony Corp.                              22,048
      3,000,000    Sumitomo Marine & Fire Insurance
                    Co.                                    23,603
      3,000,000    Sumitomo Rubber Industries              21,936
        350,000    TDK Corp.                               21,735

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  JAPAN (CONTINUED)
      1,010,000    Toyo Seikan Kaisha Ltd.              $  33,034
                                                        ---------
                                                          432,154
                                                        ---------
  NETHERLANDS (8.6%)
        713,017    ABN Amro Holdings N.V.                  39,524
        190,000    Akzo Nobel N.V.                         23,018
         84,436    Hollandsche Beton Groep N.V.            15,289
      1,320,000    ING Groep N.V.                          41,173
        258,500    Koninklijke Bijenkorf Beheer N.V.       19,931
      1,120,000    Philips Electronics N.V.                40,430
                                                        ---------
                                                          179,365
                                                        ---------
  NEW ZEALAND (0.4%)
      2,193,865    Fisher & Paykel Industries Ltd.          7,516
        392,500    Smith City Group Ltd.                       --
                                                        ---------
                                                            7,516
                                                        ---------
  NORWAY (0.9%)
      3,500,000    Den Norske Bank ASA                     11,138
        743,850    Nycomed ASA, Class B                     8,691
                                                        ---------
                                                           19,829
                                                        ---------
  SINGAPORE (0.1%)
      3,265,000    Neptune Orient Lines Ltd.
                    (Foreign)                               2,852
                                                        ---------
  SPAIN (3.7%)
         89,300    Grupo Duro Felguera S.A.                   420
      3,000,000    Iberdrola S.A.                          29,083
        590,000    Repsol S.A.                             19,387
      1,502,500    Telefonica de Espana S.A.               27,903
                                                        ---------
                                                           76,793
                                                        ---------
  SWEDEN (4.3%)
        198,070    Electrolux AB, Series B                 11,132
        429,300    Nordbanken B                            11,011
        638,400    Skandia Forsakrings AB                  17,675
        899,100    S.K.F. AB, Class B                      21,637
        364,600    Sparbanken Sverige AB, Class A           5,281
      1,014,000    Svenska Cellulosa AB, Class B           20,806
         52,400    Svenska Handelsbanken, Class A           1,289
         36,460    Tornet Fastighets AB                       423
                                                        ---------
                                                           89,254
                                                        ---------
  SWITZERLAND (6.3%)
          2,605    Ascom Holdings AG (Bearer)               2,699
            160    Ciba-Geigy AG (Bearer)                     204
         30,000    Ciba-Geigy AG (Registered)              38,349
         20,000    Forbo Holding AG (Registered)            7,491
                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
         20,000    Holderbank Financiere Glaris AG
                    (Bearer)                            $  14,504
         33,000    Nestle S.A. (Registered)                36,766
         12,980    Schindler Holding AG
                    (Participating Certificates)           12,672
         15,550    Sulzer AG (Participating
                    Certificates)                           8,390
         18,450    Sulzer AG (Registered)                  10,837
                                                        ---------
                                                          131,912
                                                        ---------
  UNITED KINGDOM (11.6%)
      1,021,600    Associated British Foods plc             6,540
      3,010,000    BAT Industries plc                      20,069
      4,905,000    Christian Salvesen plc                  24,566
      2,309,300    English China Clays plc                  7,138
      4,543,925    Grand Metropolitan plc                  33,888
      4,951,389    John Mowlem & Co. plc                    7,285
      2,243,100    Kwik Save Group plc                     10,848
        843,000    McAlpine (Alfred) plc                    1,979
        696,250    Peninsular & Oriental Steam
                    Navigation Co. plc                      6,778
      2,794,100    Reckitt & Colman plc                    31,312
      1,777,400    Rolls-Royce plc                          6,663
      2,500,000    Royal & Sun Alliance Insurance
                    Group plc                              15,847
      1,552,100    Tate & Lyle plc                         11,357
      2,252,100    Unilever plc                            48,167
      2,975,000    WPP Group plc                           10,919
                                                        ---------
                                                          243,356
                                                        ---------
TOTAL COMMON STOCKS (Cost $1,515,847)                   1,848,780
                                                        ---------
PREFERRED STOCKS (3.0%)
  GERMANY (3.0%)
        762,600    RWE AG                                  23,080
        470,400    Spar Handels AG                          5,824
        125,000    Volkswagen AG                           34,964
                                                        ---------
TOTAL PREFERRED STOCKS (Cost $44,841)                      63,868
                                                        ---------
CONVERTIBLE PREFERRED STOCKS (0.1%)
  HONG KONG (0.1%)
      1,863,000    Jardine Strategic Holdings, Inc.,
                    IDR, 7.50%, 5/07/97                     2,031
                                                        ---------
  NETHERLANDS (0.0%)
          1,506    ABN Amro Holdings N.V.                       6
          2,196    ING Groep N.V.                              11
                                                        ---------
                                                               17
                                                        ---------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,923)            2,048
                                                        ---------

    NO. OF                                                VALUE
   WARRANTS                                               (000)
---------------                                         ---------
WARRANTS (0.0%)
  SWITZERLAND (0.0%)
          5,235    Schindler Holding AG, expiring
                    12/16/96 (Cost $0)                  $       1
                                                        ---------
TOTAL FOREIGN SECURITIES (91.3%) (Cost 1,562,611)       1,914,697
                                                        ---------
     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (2.7%)
  REPURCHASE AGREEMENT (2.7%)
$        55,691    Chase Securities, Inc. 5.40%,
                    dated 9/30/96, due 10/01/96, to
                    be repurchased at $55,699
                    collateralized by $40,950 U.S.
                    Treasury Bonds, 10.625%, due
                    8/15/15, valued at $56,357 (Cost
                    $55,691)                               55,691
                                                        ---------
FOREIGN CURRENCY (5.4%)
 GBP     18,731    British Pound                           29,316
  DEM    72,610    Deutsche Mark                           47,565
FRF       1,875    French Franc                               363
JPY   3,115,894    Japanese Yen                            27,921
  NOK         1    Norwegian Krone                             --
 SGD      3,088    Singapore Dollar                         2,193
ESP       9,264    Spanish Peseta                              72
 SEK     43,463    Swedish Krona                            6,558
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $115,765)                    113,988
                                                        ---------
TOTAL INVESTMENTS (99.4%) (Cost $1,734,067)             2,084,376
                                                        ---------
OTHER ASSETS AND LIABILITIES (0.6%)
 Other Assets                                           1,390,284
 Liabilities                                            (1,378,533)
                                                        ---------
                                                           11,751
                                                        ---------
NET ASSETS (100%)                                       $2,096,127
                                                        ---------
                                                        ---------
CLASS A:
  NET ASSETS                                            $2,091,279
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 123,804,554 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)           $16.89
                                                        ---------
                                                        ---------
CLASS B:
  NET ASSETS                                               $4,848
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 287,524 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)           $16.86
                                                        ---------
                                                        ---------

----------------------------------
CDI -- Certificate of Investment
IDR -- International Depositary Receipt
NCS -- Non Convertible Shares